UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 19, 2008

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SonomaWest Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-01912	94-1069729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2064 Highway 116 North Sebastopol, California	95472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 824-2534

Same

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On November 19, 2008, certain members of the Stapleton family informed SonomaWest Holdings, Inc. (the “Company”) that they intend to purchase up to 100,000 shares of the Company’s common stock at prevailing market prices in open market transactions and through block purchases.  Depending upon prevailing market conditions and other factors, there can be no assurance that any or all of such shares of common stock will be purchased by the Stapleton family.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMAWEST HOLDINGS, INC.

Date: November 20, 2008	By:	/s/ Walker R. Stapleton______________________
Walker R. Stapleton
Chief Executive Officer and President